Exhibit 99.2

Financial Supplement

As of March 31, 2008

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Tania Kerno, Head of Communications
email: tania.kerno@aspen-re.com
T: +44 (0) 20 7184 8855
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2007. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 25 for a reconciliation of operating income to net income.

Net income excluding net income or losses from other investments accounted for by the equity method (a non-GAAP financial measure). This is an internal performance measure used by the Company in the management of its operations and represents net income adjusted for preference share dividends excluding after-tax net income or losses from investments accounted for using the equity method.

The Company excludes net income or loss from investments accounted for using the equity method from its calculation of net income because the amount of these gains or losses are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing net income excluding net income or losses for other investments accounted for by the equity method enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Net income excluding net income or losses for other investments accounted for by the equity method should not be viewed as a substitute for GAAP net income. Please see page 26 for a reconciliation of net income excluding net income or losses for other investments accounted for by the equity method income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE’’) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 25 for a reconciliation of operating income to net income and page 7 for a reconcilaition of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure): The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 23 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Aspen Insurance Holdings Limited

Financial Highlights

	Three Months Ended March 31
(in US$ millions except percentages, share and per share amounts)	2008	2007	Change
Gross written premium	$596.2	$636.5	(6.3%)
Net written premium	$519.6	$555.1	(6.4%)
Net earned premium	$391.6	$439.0	(10.8%)
Net income after tax	$81.2	$121.9	(33.4%)
Operating income after tax	$76.0	$120.6	(37.0%)
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.87	$1.31	(33.6%)
Operating income adjusted for preference share dividend	$0.81	$1.29	(37.2%)
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.85	$1.27	(33.1%)
Operating income adjusted for preference share dividednd	$0.79	$1.26	(37.3%)
Book value per ordinary share	$29.22	$23.62	23.7%
Diluted book value per ordinary share (treasury stock method)	$28.48	$22.93	24.2%
Weighted average number of ordinary shares outstanding (in millions of shares)	85.511	87.819	(2.6%)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	87.957	90.488	(2.8%)
Underwriting Ratios
Loss ratio	52.9%	51.4%
Policy acquisition cost ratio	19.5%	17.7%
Operating and administrative expense ratio	13.0%	10.3%
Expense ratio	32.5%	28.0%
Combined ratio	85.4%	79.4%
Return On Equity
Average equity (1)	$2,318.2	$2,005.3
Return on average equity
Net income adjusted for preference share dividend	3.2%	5.7%
Operating income adjusted for preference share dividend	3.0%	5.7%
Annualized Return on Average Equity
Net income	12.8%	22.9%
Operating income	12.0%	22.7%

See pages 7, 23, 24, 25 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1. Average equity excludes the average after tax unrealized appreciation or depreciation on investments and average after tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements Of Operations — Quarterly

(in US$ millions except percentages, share and per share amounts)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
UNDERWRITING REVENUES
Gross written premiums	$596.2	$305.0	$373.5	$503.5	$636.5	$678.7
Premiums ceded	(76.6)	(26.0)	(24.7)	(85.0)	(81.4)	(226.8)
Net written premiums	519.6	279.0	348.8	418.5	555.1	451.9
Change in unearned premiums	(128.0)	144.7	70.9	32.7	(116.1)	(49.3)
Net earned premiums	391.6	423.7	419.7	451.2	439.0	402.6
UNDERWRITING EXPENSES
Losses and loss expenses	207.2	201.7	219.9	272.7	225.5	232.4
Acquisition expenses	76.4	78.4	76.1	81.7	77.7	93.3
General and administrative expenses	50.8	56.5	58.6	44.4	45.3	38.2
Total underwriting expenses	334.4	336.6	354.6	398.8	348.5	363.9
Underwriting income	57.2	87.1	65.1	52.4	90.5	38.7
OTHER OPERATING REVENUE
Net investment income	39.1	80.3	72.4	78.8	67.5	44.5
Interest expense	(3.9)	(2.9)	(4.2)	(4.4)	(4.2)	(3.9)
Total other operating revenue	35.2	77.4	68.2	74.4	63.3	40.6
Other income (expense)	(2.2)	(3.8)	(2.7)	1.9	(7.3)	1.9
OPERATING INCOME BEFORE TAX	90.2	160.7	130.6	128.7	146.5	(77.4)
OTHER
Net realized exchange gains (losses)	4.3	(2.1)	9.2	8.0	5.5	1.3
Net realized investment gains (losses)	1.0	(0.8)	(1.9)	(5.6)	(4.8)	(1.4)
INCOME BEFORE TAX	95.5	157.8	137.9	131.1	147.2	77.3
Income taxes expense	(14.3)	(22.6)	(20.7)	(16.4)	(25.3)	(15.5)
NET INCOME AFTER TAX	81.2	135.2	117.2	114.7	121.9	61.8
Dividends paid on ordinary shares	(12.9)	(13.3)	(13.3)	(13.2)	(13.2)	(14.3)
Dividend paid on preference shares	(6.9)	(6.9)	(6.9)	(7.0)	(6.9)	(3.9)
Retained income	$61.4	$115.0	$97.0	$94.5	$101.8	$43.6
Components of net income (after tax)				.
Operating income	$76.0	$138.0	$109.2	$110.8	$120.6	$61.7
Net realized exchange gains (losses) (after tax)	4.3	(2.1)	9.2	8.0	5.5	1.3
Net realized investment losses (after tax)	0.9	(0.7)	(1.2)	(4.1)	(4.2)	(1.2)
NET INCOME AFTER TAX	$81.2	$135.2	$117.2	$114.7	$121.9	$61.8
Loss ratio	52.9%	47.6%	52.4%	60.5%	51.4%	57.7%
Policy acquistion expense ratio	19.5%	18.5%	18.1%	18.1%	17.7%	23.2%
General and administrative expense ratio	13.0%	13.3%	14.0%	9.8%	10.3%	9.5%
Expense ratio	32.5%	31.8%	32.1%	27.9%	28.0%	32.7%
Combined ratio	85.4%	79.4%	84.5%	88.4%	79.4%	90.4%
Basic Earnings Per Share	$0.87	$1.48	$1.24	$1.22	$1.31	$0.61
Diluted Earnings Per Share	$0.85	$1.44	$1.21	$1.19	$1.27	$0.59
Annualized Return on Average Equity
Net income	12.8%	22.8%	20.2%	20.4%	22.9%	12.5%
Operating income	12.0%	23.2%	18.7%	19.7%	22.7%	12.5%

See pages 7, 23, 24, 25 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

(in US$ millions)	March 31, 2008	March 31, 2007
UNDERWRITING REVENUES
Gross written premiums	$596.2	$636.5
Premiums ceded	(76.6)	(81.4)
Net written premiums	519.6	555.1
Change in unearned premiums	(128.0)	(116.1)
Net earned premiums	391.6	439.0
UNDERWRITING EXPENSES
Losses and loss expenses	207.2	225.5
Acquisition expenses	76.4	77.7
General and administrative expenses	50.8	45.3
Total underwriting expenses	334.4	348.5
Underwriting income	57.2	90.5
OTHER OPERATING REVENUE
Net investment income	39.1	67.5
Interest expense	(3.9)	(4.2)
Total other operating revenue	35.2	63.3
Other income (expense)	(2.2)	(7.3)
OPERATING INCOME BEFORE TAX	90.2	146.5
OTHER
Net realized exchange gains (losses)	4.3	5.5
Net realized investment gains (losses)	1.0	(4.8)
INCOME BEFORE TAX	95.5	147.2
Income taxes	(14.3)	(25.3)
NET INCOME AFTER TAX	81.2	121.9
Dividends paid on ordinary shares	(12.9)	(13.2)
Dividends paid on preference shares	(6.9)	(6.9)
Retained income	$61.4	$101.8
Components of net income (after tax)
Operating income	$76.0	$120.6
Net realized exchange gains (losses) (after tax)	4.3	5.5
Net realized investment gains (losses) (after tax)	0.9	(4.2)
NET INCOME AFTER TAX	$81.2	$121.9

See pages 7, 23, 24, 25 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Consolidated Balance Sheets

	Mar-31 2008	Dec-31 2007	Sep-30 2007	Jun-30 2007	Mar-31
(in US$ millions except per share amounts)					2007
ASSETS
Investments
Fixed maturities	$4,472.2	$4,385.8	$4,176.4	$4,083.9	$4,024.2
Other investments	544.5	561.4	489.5	481.6	316.8
Short-term investments	309.3	280.1	553.3	492.1	621.4
Total investments	5,326.0	5,227.3	5,219.2	5,057.6	4,962.4
Cash and cash equivalents	695.7	651.4	567.2	397.9	346.4
Reinsurance recoverables
Unpaid losses	276.0	304.7	315.8	324.4	430.9
Ceded unearned premiums	121.8	77.0	102.1	130.2	76.1
Receivables
Underwriting premiums	696.7	575.6	718.8	810.0	743.7
Other	50.3	59.8	84.8	48.8	39.5
Funds withheld	100.0	104.5	99.2	94.0	71.3
Deferred policy acquisition costs	151.6	133.9	152.9	166.3	161.8
Derivatives at fair value	15.4	17.3	19.2	27.2	26.5
Office properties and equipment	28.0	27.8	25.1	24.9	24.6
Other assets	17.7	13.8	13.6	13.3	10.9
Intangible assets	8.2	8.2	8.2	8.2	8.2
Total assets	$7,487.4	$7,201.3	$7,326.1	$7,102.8	$6,902.3
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$2,950.3	$2,946.0	$2,963.0	$2,854.5	$2,783.3
Unearned premiums	930.1	757.6	931.7	1,028.8	1,004.8
Total insurance reserves	3,880.4	3,703.6	3,894.7	3,883.3	3,788.1
Payables
Reinsurance premiums	113.6	81.3	89.1	132.2	105.0
Taxation	114.3	120.2	109.9	90.2	99.7
Accrued expenses and other payables	189.6	210.1	229.0	134.3	124.7
Liabilities under derivative contracts	17.3	19.0	20.7	22.4	26.1
Total payables	434.8	430.6	448.7	379.1	355.5
Long-term debt	249.5	249.5	249.5	249.4	249.4
Total liabilities	4,564.7	4,383.7	4,592.9	4,511.8	4,393.0
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,849.5	1,846.1	1,890.5	1,933.8	1,923.5
Retained earnings	920.2	858.8	743.8	646.8	552.3
Accumulated other comprehensive income, net of taxes	152.9	112.6	98.8	10.3	33.4
Total shareholders’ equity	2,922.7	2,817.6	2,733.2	2,591.0	2,509.3
Total liabilities and shareholders’ equity	$7,487.4	$7,201.3	$7,326.1	$7,102.8	$6,902.3
Book Value Per Ordinary Share	$29.22	$27.95	$26.46	$24.44	$23.62

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
(in US$ except for number of shares)
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.87	$1.31
Operating income adjusted for preference dividend	$0.81	$1.29
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.85	$1.27
Operating income adjusted for preference dividend	$0.79	$1.26
Weighted average number of ordinary shares outstanding (in millions)	85.511	87.819
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	87.957	90.488
Book value per ordinary share	$29.22	$23.62
Diluted book value (treasury stock method)	$28.48	$22.93
Ordinary shares outstanding at end of the period (in millions)	85.395	88.134
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	87.607	90.798

See pages 7, 23, 24, 25 and 26 for a detailed calculation and reconciliation of non-GAAP measures to their directly most comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
(in US$ millions except percentages)
Closing shareholders’ equity	$2,922.7	$2,509.3
Average adjustment	(604.5)	(504.0)
Average equity (1)	$2,318.2	$2,005.3
Return on average equity for the quarter:
Net income adjusted for preference share dividend	3.2%	5.7%
Net income adjusted for preference shares excluding net income or losses from other investments accounted for by the equity method	3.8%	5.3%
Operating income adjusted for preference share dividend	3.0%	5.7%
Annualized Return on average equity
Net income	12.8%	22.9%
Net income adjusted for preference shares excluding net income or losses from other investments accounted for by the equity method	15.3%	21.2%
Operating income	12.0%	22.7%
Components of return on average equity for the quarter
Return on average equity from underwriting activity (2)	2.5%	4.5%
Return on average equity from investment and other activity (3)	1.1%	2.4%
Pre-tax operating income return on average equity	3.6%	6.9%
Post-tax operating income return on average equity (4)	3.0%	5.7%

See pages 23, 24, 25 and 26 for a calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1.    Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

2.    Calculated by using underwriting income.

3.    Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

4.    Calculated by using operating income after tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended March 31, 2008					Three Months Ended March 31, 2007
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
Gross written premiums	$184.2	$182.1	$199.3	$30.6	$596.2	$192.1	$223.3	$185.3	$35.8	$636.5
Net written premiums	175.4	180.0	142.0	22.2	519.6	177.1	216.6	139.9	21.5	555.1
Gross earned premiums	140.3	95.7	165.3	26.0	427.3	161.3	111.0	162.8	38.9	474.0
Net earned premiums	127.0	94.7	150.2	19.7	391.6	153.4	106.4	146.8	32.4	439.0
Losses and loss expenses	38.0	61.5	97.7	10.0	207.2	64.1	60.8	81.3	19.3	225.5
Policy acquisition expenses	25.9	17.7	28.0	4.8	76.4	27.4	19.3	25.4	5.6	77.7
Operating and administration expenses	16.6	10.7	17.9	5.6	50.8	14.5	9.9	14.7	6.2	45.3
Underwriting income (loss)	$46.5	$4.8	$6.6	($0.7)	$57.2	$47.4	$16.4	$25.4	$1.3	$90.5
Net reserves for loss and loss adjustment expenses	$424.7	$1,302.5	$883.9	$63.2	$2,674.3	$523.9	$1,017.5	$726.4	$84.6	$2,352.4
Ratios
Loss ratio	29.9%	64.9%	65.0%	50.8%	52.9%	41.8%	57.2%	55.4%	59.6%	51.4%
Policy acquisition expense ratio	20.4%	18.7%	18.6%	24.3%	19.5%	17.9%	18.1%	17.3%	17.3%	17.7%
Operating and administrative expense ratio	13.1%	11.3%	11.9%	28.6%	13.0%	9.4%	9.3%	10.0%	19.1%	10.3%
Expense ratio	33.5%	30.0%	30.5%	52.9%	32.5%	27.3%	27.4%	27.3%	36.4%	28.0%
Combined ratio	63.4%	94.9%	95.5%	103.7%	85.4%	69.1%	84.6%	82.7%	96.0%	79.4%

Aspen Insurance Holdings Limited

Property Reinsurance Segment — Quarterly Results

(in US$ millions except percentages)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Gross written premiums	$184.2	$79.6	$139.5	$190.1	$192.1	$165.4
Net written premiums	175.4	70.8	131.5	115.6	177.1	34.2
Gross earned premiums	140.3	161.5	150.2	151.3	161.3	154.4
Net earned premiums	127.0	132.6	125.3	144.3	153.4	106.8
Net losses and loss expenses	38.0	50.0	42.9	63.7	64.1	47.7
Acquisition costs	25.9	33.5	25.4	31.1	27.4	35.2
Operating and administrative expenses	16.6	15.7	18.3	16.8	14.5	14.2
Total underwriting income	$46.5	$33.4	$38.7	$32.7	$47.4	$9.7
Ratios
Loss ratio	29.9%	37.7%	34.2%	44.1%	41.8%	44.7%
Policy acquisition expense ratio	20.4%	25.3%	20.3%	21.6%	17.9%	33.0%
Operating and administrative expense ratio	13.1%	11.8%	14.6%	11.6%	9.4%	13.2%
Expense ratio	33.5%	37.1%	34.9%	33.2%	27.3%	46.2%
Combined ratio	63.4%	74.8%	69.1%	77.3%	69.1%	90.9%

Aspen Insurance Holdings Limited

Casualty Reinsurance Segment — Quarterly Results

(in US$ millions except percentages)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Gross written premiums	$182.1	$51.3	$77.5	$79.4	$223.3	$275.4
Net written premiums	180.0	53.3	77.1	78.1	216.6	265.6
Gross earned premiums	95.7	119.0	125.5	127.8	111.0	132.0
Net earned premiums	94.7	119.5	123.7	125.7	106.4	128.6
Losses and loss expenses	61.5	87.5	92.2	91.7	60.8	87.4
Policy acquisition expenses	17.7	13.3	19.8	17.2	19.3	25.9
Operating and administration expenses	10.7	14.0	13.8	10.2	9.9	10.1
Underwriting income (loss)	$4.8	$4.7	($2.1)	$6.6	$16.4	$5.2
Ratios
Loss ratio	64.9%	73.2%	74.5%	72.9%	57.2%	68.0%
Policy acquisition expense ratio	18.7%	11.1%	16.0%	13.7%	18.1%	20.1%
Operating and administrative expense ratio	11.3%	11.8%	11.2%	8.1%	9.3%	7.9%
Expense ratio	30.0%	22.9%	27.2%	21.8%	27.4%	28.0%
Combined ratio	94.9%	96.1%	101.7%	94.7%	84.6%	96.0%

Aspen Insurance Holdings Limited

International Insurance Segment — Quarterly Results

(in US$ millions except percentages)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Gross written premiums	$199.3	$149.8	$129.0	$199.1	$185.4	$197.5
Net written premiums	142.0	135.2	118.1	196.9	139.9	124.1
Gross earned premiums	165.3	162.2	164.2	169.7	162.8	169.5
Net earned premiums	150.2	147.7	146.7	156.0	146.8	138.6
Losses and loss expenses	97.7	56.6	75.3	95.7	81.3	80.8
Policy acquisition expenses	28.0	25.6	26.4	28.3	25.4	26.5
Operating and administration expenses	17.9	22.0	17.2	13.3	14.7	10.3
Underwriting income (loss)	$6.6	$43.5	$27.8	$18.7	$25.4	$21.0
Ratios
Loss ratio	65.0%	38.3%	51.3%	61.3%	55.4%	58.3%
Policy acquisition expense ratio	18.6%	17.3%	18.0%	18.2%	17.3%	19.1%
Operating and administrative expense ratio	11.9%	14.9%	11.7%	8.5%	10.0%	7.4%
Expense ratio	30.5%	32.2%	29.7%	26.7%	27.3%	26.5%
Combined ratio	95.5%	70.5%	81.0%	88.0%	82.7%	84.8%

Aspen Insurance Holdings Limited

US Insurance Segment — Quarterly Results

(in US$ millions except percentages)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Gross written premiums	$30.6	$24.3	$27.5	$34.9	$35.7	$40.4
Net written premiums	22.2	19.7	22.1	27.9	21.5	28.0
Gross earned premiums	26.0	31.4	33.2	33.3	38.9	37.6
Net earned premiums	19.7	23.9	24.0	25.2	32.4	28.6
Losses and loss expenses	10.0	7.6	9.5	21.6	19.3	16.5
Policy acquisition expenses	4.8	6.0	4.5	5.1	5.6	5.7
Operating and administration expenses	5.6	4.8	9.3	4.1	6.2	3.6
Underwriting income (loss)	($0.7)	$5.5	$0.7	($5.6)	$1.3	$2.8
Ratios
Loss ratio	50.8%	31.8%	39.6%	85.7%	59.6%	57.7%
Policy acquisition expense ratio	24.3%	25.1%	18.8%	20.2%	17.3%	19.9%
Operating and administrative expense ratio	28.6%	20.1%	38.9%	16.3%	19.1%	12.6%
Expense ratio	52.9%	45.2%	57.7%	36.5%	36.4%	32.5%
Combined ratio	103.7%	77.0%	97.3%	122.2%	96.0%	90.2%

Aspen Insurance Holdings Limited

Gross Written Premiums By Segment And Line Of Business

	Quarter ended
(in US$ millions)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Property Reinsurance
Treaty Catastrophe	$111.6	$20.6	$60.1	$85.0	$118.6	$90.0
Treaty Risk Excess	29.9	9.0	35.7	66.6	23.0	39.5
Treaty Pro Rata	32.7	39.9	34.1	29.2	42.0	29.9
Property Facultative	10.0	10.1	9.6	9.3	8.5	6.0
	$184.2	$79.6	$139.5	$190.1	$192.1	$165.4
Casualty Reinsurance
US Treaty	$89.6	$37.2	$53.5	$55.3	$131.3	$163.1
Non - US Treaty	89.5	11.6	20.5	22.2	88.4	105.8
Casualty Facultative	3.0	2.5	3.5	1.9	3.6	6.5
	$182.1	$51.3	$77.5	$79.4	$223.3	$275.4
International Insurance
Marine and Specialty Liability	$54.8	$30.0	$13.8	$40.1	$54.5	$47.1
Energy Property	23.4	8.1	21.3	45.1	28.2	15.1
Marine Hull	18.6	14.1	11.2	18.2	16.4	19.2
Aviation	11.2	42.2	23.7	26.7	10.8	30.6
UK Commercial Property	9.4	7.4	16.1	19.1	7.5	8.1
UK Commercial Liability	20.1	29.6	16.0	24.6	22.0	35.2
Non - Marine and Transportation Liability	7.1	7.1	—	—	—	—
Professional Liability	7.6	5.0	—	—	—	—
Excess Casualty	2.0	—	—	—	—	—
Financial Institutions	2.9	—	—	—	—	—
Political Risk	4.5	—	—	—	—	—
Specialty Reinsurance	37.7	6.3	26.9	25.3	46.0	42.2
	$199.3	$149.8	$129.0	$199.1	$185.4	$197.5
US Insurance
Property	$10.5	$6.8	$7.9	$13.9	$12.4	$18.0
Casualty	20.1	17.5	19.6	21.0	23.3	22.4
	$30.6	$24.3	$27.5	$34.9	$35.7	$40.4

Aspen Insurance Holdings Limited

Consolidated Statements of Shareholders’ Equity

	Three Months Ended March 31,
(in US$ millions)	2008	2007
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Additional paid-in capital
Beginning of period	1,846.1	1,921.7
Share-based compensation	3.4	1.8
End of period	1,849.5	1,923.5
Retained earnings
Beginning of period	858.8	450.5
Net income for the period	81.2	121.9
Dividends paid on ordinary and preference shares	(19.8)	(20.1)
End of period	920.2	552.3
Accumulated Other Comprehensive Income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	80.2	59.1
Change for the period	5.4	5.2
End of period	85.6	64.3
Loss on derivatives
Beginning and end of period	(1.6)	(1.8)
Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	34.0	(40.3)
Change for the period	34.9	11.2
End of period	68.9	(29.1)
Total accumulated other comprehensive income	152.9	33.4
Total shareholders’ equity	$2,922.7	$2,509.3

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Three Months Ended March 31,
(in US$ millions)	2008	2007
Net income	$81.2	$121.9
Other comprehensive income, net of taxes:
Reclassification adjustment for net realized (gains) losses included in net income	(0.8)	2.4
Change in unrealized gains on investments	35.7	8.8
Change in unrealized gains on foreign currency translation	5.4	5.2
Other comprehensive income	40.3	16.4
Comprehensive income	$121.5	$138.3

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(in US$ millions)	2008	2007
Net cash from operating activities	$163.5	$128.8
Net cash used in investing activities	(73.5)	(250.8)
Net cash used in financing activities	(19.8)	(20.1)
Effect of exchange rate movements on cash and cash equivalents	(25.9)	(6.5)
Increase/(decrease) in cash and cash equivalents	44.3	(148.6)
Cash at beginning of the period	651.4	495.0
Cash at end of the period	$695.7	$346.4

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

(in US$ millions)	March 31, 2008	December 31, 2007
Provision for losses and loss expenses at December 31, 2007	$2,946.0	$2,820.0
Less reinsurance recoverable	(304.7)	(468.3)
Net loss and loss expenses at start of period	2,641.3	2,351.7
Loss reserve portfolio transfer	(4.4)	11.0
Provision for losses and loss expenses for claims incurred
Current period	246.7	1,027.2
Prior period release	(39.5)	(107.4)
Total incurred	207.2	919.8
Losses and loss expense payments for claims incurred	(178.4)	(695.6)
Foreign exchange (gains) losses	8.6	54.4
Net loss and loss expense reserves at end of period	2,674.3	2,641.3
Plus reinsurance recoverables on unpaid losses at end of period	276.0	304.7
Gross loss and loss expense reserves at March 31, 2008	$2,950.3	$2,946.0

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As At March 31, 2008			As At December 31, 2007
		Reinsurance Recoverable			Reinsurance Recoverable
(in US$ millions)	Gross		Net	Gross		Net
Property Reinsurance	$494.8	($70.1)	$424.7	$537.5	($78.2)	$459.3
Casualty Reinsurance	1,316.6	(14.1)	1,302.5	1,276.3	(13.7)	1,262.6
International Insurance	1,009.0	(125.1)	883.9	999.2	(139.2)	860.0
U.S. Insurance	129.9	(66.7)	63.2	133.0	(73.6)	59.4
Total losses and loss expense reserves	$2,950.3	$(276.0)	$2,674.3	$2,946.0	$(304.7)	$2,641.3

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

(in US$ millions)	As At March 31, 2008			As At March 31, 2007
	Reinsurance			Reinsurance
	Gross	Recoverable	Net	Gross	Recoverable	Net
Property Reinsurance	$4.1	$9.5	$13.6	($8.9)	$1.1	($7.8)
Casualty Reinsurance	14.2	0.1	14.3	17.9	4.1	22.0
International Insurance	5.0	1.9	6.9	4.7	8.0	12.7
U.S. Insurance	6.3	(1.6)	4.7	(2.3)	1.7	(0.6)
Release in reserves for prior years during the period	$29.6	$9.9	$39.5	$11.4	$14.9	$26.3

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at March 31, 2008		As at December 31, 2007
S&P
AAA	$27.0	9.8%	$31.0	10.2%
AA+	1.8	0.7%	2.1	0.7%
AA−	66.2	24.0%	74.1	24.3%
A+	111.2	40.3%	118.3	38.8%
A	1.7	0.6%	1.7	0.6%
A−	40.6	14.7%	46.5	15.3%
Fully collateralised	2.8	1.0%	3.3	1.1%
Not rated	24.7	8.9%	27.7	9.0%
	$276.0	100.0%	$304.7	100.0%
A.M. Best
A++	$27.0	9.8%	$31.0	10.2%
A+	42.5	15.4%	46.3	15.2%
A	154.0	55.8%	166.9	54.8%
A−	32.3	11.7%	37.2	12.2%
Fully collateralised	2.8	1.0%	3.3	1.1%
Not rated	17.4	6.3%	20.0	6.5%
	$276.0	100.0%	$304.7	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As at March 31, 2008				Percentage Of Total Fair Value
(in US$ millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	March 31, 2008	December 31, 2007	December 31, 2006
U.S. government	$691.7	$33.1	($0.1)	$724.7	12.0%	10.9%	19.4%
U.S government agency securities	357.7	16.9	—	374.6	6.2%	5.6%	6.3%
Corporate securities	1,511.3	26.6	(13.4)	1,524.5	25.1%	25.6%	20.6%
Foreign government	406.9	8.4	(0.4)	414.9	6.8%	7.2%	8.5%
Asset-backed securities	210.2	3.2	(0.2)	213.2	3.5%	3.8%	5.6%
Mortgage-backed securities	1,208.4	17.7	(5.8)	1,220.3	20.1%	20.8%	12.9%
Total fixed maturities	4,386.2	105.9	(19.9)	4,472.2	73.7%	73.9%	73.3%
Short-term investments	309.2	0.1	—	309.3	5.1%	4.8%	13.4%
Total investments	$4,695.4	$106.0	($19.9)	$4,781.5	78.8%	78.7%	86.7%
Other Investments				544.5	9.0%	9.5%	3.0%
Cash				695.7	11.5%	11.0%	9.5%
Accrued Interest				42.9	0.7%	0.8%	0.8%
Total Investments				$6,064.6	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except percentages)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Net investment income excluding equity accounted other investments	$56.0	$68.4	$64.5	$64.0	$57.6
Net income (losses) from other investments accounted for by the equity method (gross of tax)	(16.9)	11.9	7.9	14.8	9.9
Net investment income	39.1	80.3	72.4	78.8	67.5
Net realized investment gains (losses)	1.0	(0.8)	(1.9)	(5.6)	(4.8)
Change in unrealized gains (losses) on investments (gross of tax)	44.4	65.0	68.1	(56.1)	13.6
Total return on investments	$84.5	$144.5	$138.6	$17.1	$76.3
Portfolio Characteristics Of Investments
Annualized fixed income portfolio book yield	4.90%	5.05%	5.08%	4.94%	4.77%
Average duration of fixed income investments	3.35 years	3.40 years	3.46 years	3.59 years	3.25 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

	Three Months Ended March 31,
(in US$ except for number of shares)	2008	2007
Net Assets	$2,922.7	$2,509.3
Less: Intangible Assets	(8.20)	(8.20)
Preference Shares	(419.20)	(419.20)
Total	$2,495.3	$2,081.9
Ordinary Shares Outstanding (in millions)	85.395	88.134
Ordinary Shares and Dilutive Potential Ordinary Shares (in millions)	87.607	90.798
Book Value Per Ordinary Share	$29.22	$23.62
Diluted book Value Per Ordinary Share (treasury stock method)	$28.48	$22.93

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended March 31
	2008	2007
Weighted average ordinary shares outstanding (millions)
Basic	85.511	87.819
Dilutive share equivalents:
Employee Options	1.357	1.483
Options Issued To Appleby Trust (Bermuda) Limited (Names Trust)	0.203	0.619
Performance Shares	0.661	0.340
Restricted share units	0.225	0.227
Weighted average diluted shares outstanding	87.957	90.488

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

(in US$ millions except where stated)	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
Net income adjusted for preference share dividend	$74.3	$115.0
Add (deduct) after tax income:
Net exchange (gains) losses	(4.3)	(5.5)
Net realized (gains) losses on investments	(0.9)	4.2
Operating income adjusted for preference share dividend	69.1	$113.7
Tax on operating income	14.2	25.9
Operating income before tax adjusted for preference share dividend	$83.3	$139.6
Weighted average ordinary shares outstanding (millions)
Basic	85.511	87.819
Dilutive share equivalents:
Employee Options	1.357	1.483
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.203	0.619
Performance Shares	0.661	0.340
Restricted share units	0.225	0.227
Weighted average diluted shares outstanding	87.957	90.488
Basic per ordinary share data
Net income adjusted for preference share dividend	$0.87	$1.31
Add (deduct) after tax income
Net exchange (gains) losses	($0.05)	($0.06)
Net realized (gains) losses on investments	($0.01)	$0.04
Operating income adjusted for preference shares dividend	$0.81	$1.29
Diluted per ordinary share data
Net income adjusted for preference share dividend	$0.85	$1.27
Add (deduct) after tax income
Net exchange (gains) losses	($0.05)	($0.06)
Net realized (gains) losses on investments	($0.01)	$0.05
Operating income adjusted for preference share dividend	$0.79	$1.26

Aspen Insurance Holdings Limited

Net Income Reconciliation

Net income is adjusted to exclude after-tax net income or losses from investments accounted for using the equity method. These investments currently represent our investments in funds of hedge funds. According to the equity method, gains and losses on the funds of hedge funds are recognized through the income statement.

(in US$ millions except where stated)	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
Net income adjusted for preference share dividend:	$74.3	$115.0
Add (deduct) after tax income:
Other investments accounted for by the equity method (gains) losses	16.9	(9.9)
Tax on other investments	(2.5)	1.6
Net income adjusted for preference share dividend excluding net income or losses from other investments accounted for by the equity method	88.7	106.7
Weighted average ordinary shares outstanding (millions)
Basic	85.511	87.819
Dilutive share equivalents:
Employee Options	1.357	1.483
Options Issued to Appleby Trust (Bermuda) Limited	0.203	0.619
Performance Shares	0.661	0.340
Restricted share units	0.225	0.227
Weighted average diluted shares outstanding	87.957	90.488
Basic per ordinary share data
Net income adjusted for preference share dividend	$0.87	$1.31
Add (deduct) after tax income
Other investments accounted for by the equity method (gains) losses	$0.20	($0.11)
Tax on other investments	($0.03)	$0.01
Net income adjusted for preference share dividend excluding net income or losses from other investments accounted for by the equity method	$1.04	$1.21
Diluted per ordinary share data
Net income adjusted for preference share dividend	$0.85	$1.27
Add (deduct) after tax income
Other investments accounted for by the equity method (gains) losses	$0.19	($0.11)
Tax on other investments	($0.03)	$0.02
Net income adjusted for preference share dividend excluding net income or losses from other investments accounted for by the equity method	$1.01	$1.18